EXHIBIT 99.1

Mitsubishi HC Capital and Brookfield Partner to Launch Renewable Energy Company

TOKYO and NEW YORK, June 09, 2026 (GLOBE NEWSWIRE) -- Mitsubishi HC Capital Inc. (“Mitsubishi HC Capital”) and Brookfield Asset Management Ltd. (“Brookfield”) today announced the formation of a joint venture for a privately held renewable energy company (the “JV”) that will acquire and operate a diversified portfolio of contracted, operating renewable energy assets in Europe.

The seed portfolio comprises approximately 570 megawatts of installed capacity diversified across the U.K., Spain, Sweden, Finland, France and Ireland, with an equity value of approximately EUR 400 million. The assets are highly contracted under long-term power purchase agreements, which have a weighted average remaining term of approximately 10 years. Collectively, the assets offer a highly stabilized cash flow profile, generating predictable income with strong downside protection and resilience across market cycles.

The JV is also evaluating potential future acquisitions of additional renewable energy assets in Europe and Australia. Future acquisitions are expected to focus on stabilized operating assets, including onshore wind, utility-scale solar, and battery energy storage, underpinned by attractive commercial arrangements consistent with those of the seed portfolio.

The JV will be jointly controlled by Mitsubishi HC Capital and Brookfield through customary governance arrangements. Brookfield will be responsible for the JV’s operations, supported by an experienced management team appointed to lead the business. Future asset acquisitions will be subject to the approval from Brookfield and Mitsubishi HC Capital, with each contributing on a pro rata basis.

Hayato Shinada, Senior Corporate Officer, Global Environment & Energy Department, General Manager of Mitsubishi HC Capital said: “This initiative is positioned as a growth investment under the “Invest in high-profitability business domains” of our business portfolio restructuring strategy in our Medium-term Management Plan for FY2026-FY2028 (“2028 MTMP”). By combining Mitsubishi HC Capital's financial and investment expertise with Brookfield's asset management capabilities, we will build and scale our business platform to deliver reliable and sustainable operations. In addition, we will leverage expertise in development and operations gained through our broader European renewable energy partners, including European Energy A/S. As the importance of renewable energy continues to grow, particularly from an energy security perspective, we will leverage our European platform to expand globally and pursue growth opportunities, driving long-term value creation.”

Ignacio Paz-Ares, Deputy Chief Investment Officer for Brookfield’s Energy group, said: “We are pleased to partner with Mitsubishi HC Capital to launch a scaled renewable energy platform anchored by a diversified seed portfolio of high-quality operating assets. With the potential to deploy significant additional capital into a pipeline of renewable power assets, the platform is well positioned for growth across Europe and Australia.”

Subject to the receipt of required approvals and the satisfaction of customary closing conditions, the JV is expected to officially launch during the second half of 2026.

Macquarie Capital and Santander acted as exclusive financial advisor to Mitsubishi HC Capital and Brookfield, respectively, on the transaction for the seed portfolio.

About Mitsubishi HC Capital Group

Mitsubishi HC Capital Group (Mitsubishi HC Capital Inc.; TSE: 8593) employs more than 8,000 people worldwide and operates leasing and financing businesses in over 20 countries, primarily servicing to corporate customers. The Group provides a wide range of solutions, covering equipment, machinery and vehicles, as well as aircraft, marine containers and railcars. Moreover, it has expanded its business domains to include areas such as real estate revitalization and renewable energy. Through these businesses, Mitsubishi HC Capital Group works together with its customers and partners to create new social value, contributing to the resolution of social issues and the realization of a sustainable and prosperous future.

For more information, please visit www.mitsubishi-hc-capital.com/english/.

About Brookﬁeld Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, infrastructure, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit our website at www.bam.brookfield.com.

Contact Information

Mitsubishi HC Capital
Inquiry regarding public relations

Brookfield
Simon Maine (Media)	Alex Jackson (Investors)
Email: simon.maine@brookfield.com	Email: alexander.jackson@brookfield.com
Tel: +1 (332) 298 04471	Tel: +1 (647) 484 8525

Notice to Readers

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to the timing of the official launch of the JV, if at all, and the JV’s business focus, potential financial performance, and return.

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